CONTRIBUTION AGREEMENT DATED AS OF JUNE 22, 2017 BY AND AMONG GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation GRANITE POINT OPERATING COMPANY LLC, a Delaware limited liability company, TWO HARBORS OPERATING COMPANY LLC, a Delaware limited liability company, AND TWO HARBORS INVESTMENT CORP., a Maryland corporation (for purposes of Article IV, Article V and Article VI only)

TABLE OF CONTENTS Page -i- ARTICLE I CONTRIBUTION ..................................................................................................... 1 Section 1.01. CONTRIBUTION TRANSACTION; ASSIGNMENT AND ASSUMPTION .......................................................................................... 1 Section 1.02. CONSIDERATION ................................................................................... 3 Section 1.03. FURTHER ACTION; MUTUAL COVENANTS AND OTHER AGREEMENTS. ........................................................................................ 3 ARTICLE II CLOSING ................................................................................................................. 4 Section 2.01. CONDITIONS PRECEDENT. .................................................................. 4 Section 2.02. TIME AND PLACE .................................................................................. 6 Section 2.03. DELIVERY OF CONTRIBUTION CONSIDERATION ......................... 7 Section 2.04. CLOSING DELIVERIES .......................................................................... 7 Section 2.05. CLOSING COSTS ..................................................................................... 7 Section 2.06. TERM OF THE AGREEMENT ................................................................ 7 Section 2.07. EFFECT OF TERMINATION .................................................................. 7 Section 2.08. TAX WITHHOLDING .............................................................................. 8 ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE REIT .............................. 8 Section 3.01. ORGANIZATION; AUTHORITY. ........................................................... 8 Section 3.02. DUE AUTHORIZATION ......................................................................... 8 Section 3.03. CONSENTS AND APPROVALS ............................................................. 8 Section 3.04. NO VIOLATION ....................................................................................... 9 Section 3.05. VALIDITY OF REIT SHARES ................................................................ 9 Section 3.06. OUTSTANDING EQUITY. ...................................................................... 9 Section 3.07. LITIGATION ............................................................................................. 9 Section 3.08. ORGANIZATIONAL DOCUMENTS ...................................................... 9 Section 3.09. REIT STATUS........................................................................................... 9 Section 3.10. COMPLIANCE WITH LAWS .................................................................. 9 Section 3.11. LIMITED ACTIVITIES .......................................................................... 10 Section 3.12. NO UNTRUE STATEMENT .................................................................. 10 Section 3.13. NO OTHER REPRESENTATIONS OR WARRANTIES; SURVIVAL ............................................................................................. 10 Section 3.14. NONRELIANCE ..................................................................................... 10

TABLE OF CONTENTS (continued) Page -ii- ARTICLE IV REPRESENTATIONS AND WARRANTIES OF TWO HARBORS LLC AND TWO HARBORS .................................................................................... 10 Section 4.01. ORGANIZATION; AUTHORITY. ......................................................... 10 Section 4.02. DUE AUTHORIZATION ....................................................................... 11 Section 4.03. OWNERSHIP OF THCH ........................................................................ 11 Section 4.04. CAPITALIZATION ................................................................................ 12 Section 4.05. CONSENTS AND APPROVALS ........................................................... 12 Section 4.06. NO VIOLATION. .................................................................................... 12 Section 4.07. LICENSES AND PERMITS ................................................................... 12 Section 4.08. LITIGATION. .......................................................................................... 13 Section 4.09. COMPLIANCE WITH LAWS/RESTRICTIONS .................................. 13 Section 4.10. LOANS/INVESTMENTS. ...................................................................... 14 Section 4.11. FINANCIAL STATEMENTS ................................................................. 15 Section 4.12. INSURANCE ........................................................................................... 15 Section 4.13. ENVIRONMENTAL MATTERS ........................................................... 15 Section 4.14. TAXES ..................................................................................................... 15 Section 4.15. INSOLVENCY ........................................................................................ 16 Section 4.16. EMPLOYEES .......................................................................................... 16 Section 4.17. CONTRACTS AND COMMITMENTS ................................................. 16 Section 4.18. NO SIDE LETTERS ................................................................................ 16 Section 4.19. PRE-CLOSING COVENANTS .............................................................. 16 Section 4.20. INVESTMENT ........................................................................................ 16 Section 4.21. NO OTHER REPRESENTATIONS OR WARRANTIES ..................... 17 Section 4.22. SURVIVAL OF REPRESENTATIONS AND WARRANTIES ............ 17 ARTICLE V COVENANTS AND OTHER AGREEMENTS .................................................... 17 Section 5.01. PRE-CLOSING COVENANTS OF TWO HARBORS LLC .................. 17 Section 5.02. AMENDMENT OF FORMATION TRANSACTION DOCUMENTATION .............................................................................. 18 Section 5.03. COMMERCIALLY REASONABLE EFFORTS BY THE PARTIES ................................................................................................. 19 Section 5.04. TAX MATTERS. ..................................................................................... 19

TABLE OF CONTENTS (continued) Page -iii- Section 5.05. POST-CLOSING ADJUSTMENT .......................................................... 20 Section 5.06. POST-CLOSING COVENANTS. ........................................................... 20 Section 5.07. KNOWLEDGE OF TWO HARBORS OR TWO HARBORS LLC ....... 22 Section 5.08. KNOWLEDGE OF REIT OR MANAGER ............................................ 22 ARTICLE VI INDEMNIFICATION .......................................................................................... 22 Section 6.01. INDEMNIFICATION OF REIT.............................................................. 22 Section 6.02. INDEMNIFICATION OF TWO HARBORS ......................................... 23 Section 6.03. CLAIMS. ................................................................................................. 23 Section 6.04. AUTHORIZATION ................................................................................. 24 Section 6.05. REIT SAVINGS PROVISION ................................................................ 24 ARTICLE VII GENERAL PROVISIONS .................................................................................. 25 Section 7.01. NOTICES ................................................................................................. 25 Section 7.02. DEFINITIONS ......................................................................................... 26 Section 7.03. COUNTERPARTS .................................................................................. 30 Section 7.04. ENTIRE AGREEMENT; THIRD-PARTY BENEFICIARIES .............. 30 Section 7.05. GOVERNING LAW ................................................................................ 30 Section 7.06. ASSIGNMENT ........................................................................................ 30 Section 7.07. JURISDICTION ...................................................................................... 31 Section 7.08. DISPUTE RESOLUTION ....................................................................... 31 Section 7.09. SEVERABILITY ..................................................................................... 32 Section 7.10. RULES OF CONSTRUCTION. .............................................................. 32 Section 7.11. EQUITABLE REMEDIES ...................................................................... 32 Section 7.12. TIME OF THE ESSENCE....................................................................... 33 Section 7.13. DESCRIPTIVE HEADINGS................................................................... 33 Section 7.14. NO PERSONAL LIABILITY CONFERRED......................................... 33 Section 7.15. AMENDMENTS ..................................................................................... 33

-i- Schedules and Exhibits Schedule 2.01(c)(vi) Guaranties to be Released on Closing Date Schedule 2.01(c)(vii) Expenses and Intercompany Indebtedness to be Repaid Schedule 4.01(c) Subsidiaries of THCH Schedule 4.05 Consents and Approvals Schedule 4.07 Licenses and Permits Schedule 4.10(a) Owned Assets Schedule 4.10(b) Repurchase Agreement Assets Schedule 4.10(c) Pledge Assets Schedule 4.10(g) Portfolio Investment Balances, Unpaid Interest, Late Charges and Default Interest Schedule 4.12 Insurance Schedule 4.14 Taxes Schedule 4.17 Contracts and Commitments Schedule 4.18 Side Letters Schedule 5.05 Additional Consideration Exhibit A MANAGEMENT AGREEMENT Exhibit B DIRECTOR DESIGNATION AGREEMENT Exhibit C ARTICLES OF INCORPORATION OF THE REIT Exhibit D BYLAWS OF THE REIT Exhibit E FORMATION TRANSACTION DOCUMENTATION

1 CONTRIBUTION AGREEMENT THIS CONTRIBUTION AGREEMENT is made and entered into as of June 22, 2017 (this “Agreement”), by and among Granite Point Mortgage Trust Inc., a Maryland corporation (the “REIT”), Granite Point Operating Company LLC, a Delaware limited liability company ( “GP LLC”), Two Harbors Operating Company LLC, a Delaware limited liability company (“Two Harbors LLC”), and for the purposes of ARTICLE IV, ARTICLE V and ARTICLE VI, Two Harbors Investment Corp. (“Two Harbors”). Certain capitalized terms are defined in Section 7.02 of this Agreement. RECITALS WHEREAS, the REIT desires to acquire cash and a portfolio of loans and other commercial real estate investments currently owned, directly or indirectly, by TH Commercial Holdings LLC, a Delaware limited liability company (“THCH”); WHEREAS, Two Harbors LLC owns 100% of the interests in THCH; WHEREAS, pursuant to this Agreement, concurrently with the completion of the IPO (as defined below), Two Harbors LLC shall contribute to the REIT all of Two Harbors LLC’s interest in THCH and cash, and the REIT shall acquire from Two Harbors LLC all of Two Harbors LLC’s right, title and interest in THCH that it will immediately transfer to GP LLC; WHEREAS, the Formation Transaction (as defined below) relates to the proposed initial public offering (the “IPO”) of the common stock, par value $0.01 per share of the REIT (“REIT Shares”), under a Form S-11 Registration Statement initially filed on May 24, 2017 (File No. 333-218197), as the same may be amended from time to time (the “Registration Statement”), and the REIT will elect to be taxed and operate as a real estate investment trust within the meaning of Section 856 of the Code, externally managed by Pine River Capital Management L.P.; and WHEREAS, all necessary approvals have been obtained by each of the REIT and Two Harbors LLC to consummate the transactions contemplated herein and by the Formation Transaction Documentation. NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and other terms contained in this Agreement, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I CONTRIBUTION Section 1.01. CONTRIBUTION TRANSACTION; ASSIGNMENT AND ASSUMPTION. (a) At the Closing (as defined below) and subject to the terms and conditions contained in this Agreement: (i) Two Harbors LLC hereby contributes, assigns, sets over, transfers, conveys and delivers to the REIT, absolutely and unconditionally and free and clear of all Liens, all of its right, title and interest in and to the membership interests in THCH, including all rights to indemnification in favor of Two Harbors LLC under the LLC Agreement, and the Estimated Closing Cash Amount specified in Section 1.01(b).

2 (ii) immediately following the transfer described in Section 1.01(a)(i), the REIT hereby contributes, assigns, sets over, transfers, conveys and delivers to GP LLC, absolutely and unconditionally and free and clear of all Liens, all of its right, title and interest in and to THCH; (iii) the REIT accepts the assignment by Two Harbors LLC, GP LLC accepts the assignment by the REIT, and the REIT undertakes, assumes and agrees punctually and faithfully to perform, pay or discharge when due and otherwise in accordance with its terms, all agreements, covenants, conditions, obligations and liabilities of Two Harbors LLC with respect to THCH on or after the Closing Date (as defined below). (b) In addition to the contribution by Two Harbors LLC of the equity interests in THCH, at Closing, subject to the terms and conditions contained in this Agreement, Two Harbors LLC shall contribute the Estimated Closing Cash Amount to the REIT. At least three (3) Business Days prior to the Closing, Two Harbors LLC shall prepare and deliver to the REIT a statement setting forth (i) Two Harbors LLC’s good faith estimate of (A) the Net Working Capital, and (B) the Net Portfolio Carrying Value, (ii) based on the foregoing estimates, the calculation of the cash payment to be made at the Closing (the “Estimated Closing Cash Amount”), and (iii) reasonable supporting documentation with respect to such estimates and calculations, which statement (and the estimates thereon) shall be reasonably satisfactory to the REIT; provided that if the REIT objects to Two Harbors LLC’s estimate of Net Working Capital for purposes of the calculation hereunder, the parties shall negotiate in good faith to resolve any such objection. The Estimated Closing Cash Amount shall be equal to the excess of $651 million over the Net Portfolio Carrying Value, (x) plus the estimated Net Working Capital, if a negative number, or (y) less the estimated Net Working Capital, if a positive number. This amount shall be further reduced by any cash amounts required to be paid by the REIT to (A) settle intercompany payables to Two Harbors and its Affiliates, (B) settle accrued interest on the Note Payable to Affiliate, (C) reimburse Two Harbors for transaction costs in connection with the IPO paid on behalf of the REIT, and (D) reimburse Two Harbors for general and administrative expenses paid on behalf of the REIT. As used in this Section 1.01(b): “Accounting Standards” means generally accepted accounting principles in the United States, consistently applied. “Closing Date Indebtedness” means the Indebtedness of THCH as of immediately prior to the Closing determined in accordance with GAAP. “Determination Time” means as of 12:01 a.m., Eastern Time, on the Closing Date. “Net Working Capital” means (i) all accounts/debt service receivables, cash and cash equivalents, prepaid expenses and all other current assets of THCH and its subsidiaries, less (ii) the sum of all accounts payable and accrued obligations on an accrual basis, contingent obligations that are probable and estimable, accrued expenses, accrued taxes, accrued interest, and all other current liabilities of THCH and its subsidiaries, each determined as of the Determination Time in accordance with the Accounting Standards, and in each case excluding Indebtedness to the extent included in the calculation of the Net Portfolio Carrying Value. “Net Portfolio Carrying Value” means the carrying value of the Portfolio Investments as reflected on the May 31, 2017 balance sheet of Two Harbors, plus the carrying value of any Portfolio Investments acquired after May 31, 2017 and prior to the Closing Date, less the Closing Date Indebtedness.

3 “Note Payable to Affiliate” means the balance as of the Closing Date of the note payable from TH Commercial Holdings LLC to TH Insurance Holdings Company LLC in connection with the Affiliate Collateral Pledge and Security Agreement, dated as of August 6, 2015, by and among TH Commercial Mortgage LLC, TH Insurance Holdings Company LLC, and the FHLB. Section 1.02. CONSIDERATION. At Closing, subject to the terms and conditions contained in this Agreement, in exchange for its interest in THCH, Two Harbors LLC shall receive (i) 33,071,000 REIT Shares and (ii) 1,000 Redeemable Preferred Shares. If the payment of REIT Shares would result in a violation of the restrictions on ownership and transfer set forth in Section 7.2.1 of the REIT’s articles of incorporation (the “Ownership Limits”), the Board of Directors of the REIT shall grant Two Harbors LLC an exception with respect to the Ownership Limits. Section 1.03. FURTHER ACTION; MUTUAL COVENANTS AND OTHER AGREEMENTS. (a) If, at any time after the Closing, the REIT shall determine or be advised that any deeds, bills of sale, assignments, assurances or other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the REIT all of the right, title or interest in or to THCH or otherwise to carry out this Agreement, Two Harbors LLC shall execute and deliver all such deeds, bills of sale, assignments and assurances and take and do all such other reasonable actions and things as may be reasonably necessary or desirable to vest, perfect or confirm any and all right, title and interest in THCH or otherwise to carry out this Agreement at the REIT’s cost. (b) After the Closing, except in the case of any action by one party or its Affiliate against the other party or its Affiliates, each party will use its commercially reasonable efforts to make available to the other, upon written request, the former, current and future directors, managers, officers, employees, other personnel and agents of such party as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such person (giving consideration to business demands of such directors, officers, managers, employees, other personnel and agents) or books, records or other documents are reasonably requested in connection with any action in which the requesting party may from time to time be involved or any other reasonable business purpose, regardless of whether, in the case of an action, such action is a matter with respect to which indemnification may be sought hereunder. (c) Each of Two Harbors and the REIT agrees to provide, or cause to be provided, to each other as soon as reasonably practicable after written request therefor, any information in the possession or under the control of such party that the requesting party reasonably needs: (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting party (including under applicable securities laws) by Law or by a Governmental Authority having jurisdiction over the requesting party, (ii) for use in any regulatory, judicial or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation, subpoena or other similar requirements, (iii) to comply with its obligations under this Agreement or (iv) in connection with its ongoing businesses as it relates to the conduct of such businesses, as the case may be; provided, however, that in the event that any party determines that any such provision of information could be commercially detrimental, violate any law or agreement, or waive any privilege, the parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence. (d) The parties will keep strictly confidential any and all proprietary, technical, business, marketing, sales and other information disclosed to another party in connection with the

4 performance of this Agreement and the preparation of the registration statement (the “Confidential Information”), and will not disclose the same or any part thereof to any third party, or use the same for their own benefit or for the benefit of any third party. The obligations of secrecy and nonuse as set forth herein will survive the termination of this Agreement for a period of five years. Excluded from this provision is any information available in the public domain and any information disclosed to any of the parties by a third party who is not in breach of confidentiality obligations owed to another person or entity. Notwithstanding the foregoing, each party may disclose Confidential Information to (i) to its bankers, attorneys, accountants and other advisors subject to the same confidentiality obligations imposed herein and (ii) as may be required by Law from time to time. (e) Subject to the TH Lock-Up Agreement (as defined below), Two Harbors has the right, but not the obligation, following the consummation of the IPO, to effect the distribution of some or all of its REIT Shares to its stockholders (the “Distribution”). Two Harbors shall (in its sole and absolute discretion) determine whether to effect the Distribution and, if so, the date of its consummation and all of its terms, including (i) the form, structure and terms of any transaction(s) and/or offering(s) to effect the Distribution; (ii) the timing of and conditions to the consummation of the Distribution; (iii) the selection of any investment banker(s) and manager(s) and (iv) the selection of any financial printer, solicitation, and/or exchange agent and financial, legal, accounting and other advisors. In addition, Two Harbors may, at any time and from time to time until the completion of the Distribution, modify or change the terms of the Distribution, including by accelerating or delaying the timing of the consummation of all or a part of the Distribution. At the request of Two Harbors, the REIT shall cooperate with Two Harbors as reasonably required to accomplish the Distribution and shall, at the direction of Two Harbors, promptly take any and all actions reasonably necessary or desirable to effect the Distribution. Two Harbors LLC shall dispose of its Redeemable Preferred Shares to an “accredited investor” (as defined in Rule 501(a) promulgated under the Securities Act) pursuant to a stock purchase agreement that shall be binding as of the Closing. (f) After the Closing Date (i) each party shall maintain in effect at its own cost and expense adequate systems and controls for its business to the extent necessary to enable the other party to satisfy its reporting, accounting, audit and other obligations in compliance with all applicable Law and stock exchange requirements, and (ii) each party shall provide, or cause to be provided, to the other party in such form as such requesting party shall request all financial and other data and information as the requesting party determines necessary or advisable in order to prepare its financial statements and reports or filings with any Governmental Authority. (g) Any information owned by a party that is provided to a requesting party pursuant to this Agreement shall be deemed to remain the property of the providing party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such information. ARTICLE II CLOSING Section 2.01. CONDITIONS PRECEDENT. (a) Condition to Each Party’s Obligations. The respective obligation of each party to effect the contribution contemplated by this Agreement and to consummate the other transactions contemplated hereby to occur on the Closing Date (collectively, the “Formation Transaction”) is subject to the satisfaction or waiver on or prior to the Closing of the following conditions:

5 (i) Registration Statement. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings by the Securities and Exchange Commission (“SEC”) seeking a stop order. This condition may not be waived by any party. (ii) No Injunction. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of any of the transactions contemplated in this Agreement nor shall any of the same brought by a Governmental Authority of competent jurisdiction be pending that seeks the foregoing. (iii) Preferred Stock Purchaser. Two Harbors LLC shall have entered into a stock purchase agreement for the sale of the Redeemable Preferred Shares from Two Harbors LLC to a third-party purchaser who is an “accredited investor” (as defined in Rule 501(a) under the Securities Act). (iv) IPO Closing. The closing of the IPO shall occur substantially concurrently with the Closing. (v) Consents, Etc. All necessary consents and approvals of Governmental Authorities or third parties for Two Harbors, THCH, Two Harbors LLC and the REIT and any other party to the Formation Transaction Documentation to consummate the transactions contemplated hereby shall have been obtained. (vi) Management Agreement. The REIT shall have received a copy of the Management Agreement in substantially the form attached as Exhibit A executed by the parties thereto. (b) Conditions to Obligations of the REIT. The obligations of the REIT are further subject to satisfaction of the following conditions (any of which may be waived by the REIT in whole or in part): (i) Representations and Warranties. Except as would not have a THCH Material Adverse Effect, the representations and warranties of Two Harbors LLC and Two Harbors contained in this Agreement shall be true and correct at the Closing as if made again at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date). (ii) Performance by Two Harbors and Two Harbors LLC. Each of Two Harbors and Two Harbors LLC shall have performed each of the agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date and neither Two Harbors nor Two Harbors LLC shall have breached any of their respective covenants contained herein in any material respect. (iii) No Material Adverse Change. There shall have not occurred between the date hereof and the Closing Date a THCH Material Adverse Effect. (iv) Lock-Up Agreements. (A) Two Harbors shall have entered into a lock-up agreement providing for a 120-day lock-up period in accordance with the Underwriting Agreement (the “TH Lock- Up Agreement”).

6 (B) Each officer and director of the REIT named in the Registration Statement shall have entered into a lock-up agreement providing for a 180-day lock-up period in accordance with the Underwriting Agreement. (c) Conditions to Obligations of Two Harbors LLC. The obligations of Two Harbors LLC to effect the contribution contemplated by this Agreement and to consummate the other transactions contemplated hereby to occur on the Closing Date are further subject to satisfaction of the following conditions (any of which, except as provided, may be waived by Two Harbors LLC in whole or in part): (i) Representations and Warranties. Except as would not have a REIT Material Adverse Effect, the representations and warranties of the REIT contained in this Agreement and the Manager contained in the Management Agreement shall be true and correct at the Closing as if made again at that time (except to the extent that any representation or warranty speaks as of an earlier date, in which case it must be true and correct only as of that earlier date). (ii) Performance by the REIT. Except as would not have a REIT Material Adverse Effect, the REIT shall have performed all agreements and covenants required by this Agreement and the Formation Transaction Documentation to be performed or complied with by it on or prior to the Closing Date. (iii) No Material Adverse Change. There shall not have occurred between the date hereof and the Closing Date a REIT Material Adverse Effect. (iv) Director Designation Agreement. The REIT shall have entered into the Director Designation Agreement substantially in the form attached as Exhibit B. (v) Tax and Legal Opinions. The REIT shall have delivered or caused to be delivered to Two Harbors a reliance letter from counsel entitling Two Harbors to rely on the legal and tax opinions in connection with the IPO. (vi) Release of Guaranties. Two Harbors shall have been released from all guarantees listed in Schedule 2.01(c)(vi). (vii) Reimbursement of Advances. Two Harbors shall have been reimbursed or repaid for all transaction costs and expenses advanced to the REIT in connection with the Formation Transaction and the IPO and all intercompany indebtedness between Two Harbors on one hand and THCH or any THCH Subsidiary on the other hand, in each case listed in Schedule 2.01(c)(vii). Section 2.02. TIME AND PLACE. Unless this Agreement shall have been terminated pursuant to Section 2.06 hereof, and subject to satisfaction or waiver of the conditions in Section 2.01 hereof, the closing of the contribution contemplated by Section 1.01 and the other transactions contemplated hereby shall occur substantially concurrently with the receipt by the REIT of the proceeds from the IPO from the underwriters (the “Closing” or the “Closing Date”). The Closing shall take place at the offices of Orrick, Herrington & Sutcliffe LLP or such other place as determined by the REIT in its sole discretion. The Closing hereunder and the closing of the IPO shall be deemed concurrent for all purposes.

7 Section 2.03. DELIVERY OF CONTRIBUTION CONSIDERATION. As soon as reasonably practicable after the Closing, the REIT shall deliver to Two Harbors LLC the REIT Shares and any Redeemable Preferred Shares payable to Two Harbors LLC in the amounts and form provided in Section 1.02 hereof. Any certificate representing REIT Shares or any Redeemable Preferred Shares issued pursuant to this Agreement shall bear the following legend: THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE CORPORATION AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS. In addition, each such certificate representing Redeemable Preferred Shares or REIT Shares so issued shall bear a legend reflecting certain transfer and other restrictions for the purpose of maintaining the REIT’s status as a real estate investment trust under the Code, in accordance with applicable Law. Section 2.04. CLOSING DELIVERIES. At the Closing, the parties shall make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, any other documents reasonably requested by the REIT or reasonably necessary or desirable to assign, transfer, convey, contribute and deliver all membership interests in THCH, free and clear of all Liens and to effectuate the transactions contemplated hereby. Section 2.05. CLOSING COSTS. Each party to this Agreement shall bear its own costs (including fees and expenses of its counsel) incurred in connection with the Formation Transaction and the IPO, except for those costs to be reimbursed to Two Harbors as set forth in Schedule 2.01(c)(vi). Section 2.06. TERM OF THE AGREEMENT. This Agreement shall terminate (a) upon notice by Two Harbors in accordance with Section 7.01, at any time after 30 days from the date hereof or (b) automatically if the Registration Statement shall have been withdrawn (such date is hereinafter referred to as the “Outside Date”). Section 2.07. EFFECT OF TERMINATION. In the event of termination of this Agreement for any reason, all obligations on the part of the REIT and Two Harbors LLC under this Agreement shall terminate, except that the obligations set forth in ARTICLE VII shall survive, it being understood and agreed, however, for the avoidance of doubt, that if this Agreement is terminated because one or more of the conditions to the non-breaching party’s obligations under this Agreement are not satisfied by the Outside Date as a result of the other party’s material breach of a covenant, representation, warranty or other obligation under this Agreement or any other Formation Transaction Documentation, the non-breaching party’s right to pursue all legal remedies with respect to such breach will survive such termination unimpaired.

8 Section 2.08. TAX WITHHOLDING. Although the parties do not anticipate that there will be any tax withholding required, the REIT shall be entitled to deduct and withhold from the consideration payable pursuant to this Agreement to Two Harbors LLC any amounts required to be deducted and withheld with respect to the making of such payment under the Code or any provision of state, local or foreign tax Law. To the extent that any amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Two Harbors LLC in respect of which such deduction and withholding was made. ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE REIT The REIT hereby represents and warrants to Two Harbors LLC that the following statements are true and correct as of the date hereof and shall be true and correct as of the Closing Date: Section 3.01. ORGANIZATION; AUTHORITY. (a) The REIT is a corporation duly organized, validly existing and in good standing under the Laws of the State of Maryland. The REIT has all requisite power and authority to enter into this Agreement and the other Formation Transaction Documentation and to carry out the transactions contemplated hereby and thereby, and to own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable Law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary, other than in such jurisdictions where the failure to be so qualified would not have a REIT Material Adverse Effect. (b) The REIT does not own any Subsidiaries (other than GP LLC). Section 3.02. DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Formation Transaction Documentation (including each agreement, document and instrument executed and delivered by or on behalf of the REIT pursuant to this Agreement or the other Formation Transaction Documentation) by the REIT have been duly and validly authorized by all necessary actions required of the REIT. This Agreement, the other Formation Transaction Documentation and each agreement, document and instrument executed and delivered by or on behalf of each of the REIT pursuant to this Agreement or the other Formation Transaction Documentation constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the REIT, enforceable against the REIT in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors’ rights and general principles of equity. Section 3.03. CONSENTS AND APPROVALS. Except for the SEC declaring the Registration Statement effective, related filings with FINRA and any necessary filings under state blue-sky laws in connection with the IPO and the consummation of the other Formation Transaction, no consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable Laws is required to be obtained by the REIT in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except for those consents, waivers, approvals, authorizations, orders, licenses, permits, registrations, qualifications, designations, declarations or filings, the failure of which to obtain or

9 to file would not, individually or in the aggregate, reasonably be expected to have a REIT Material Adverse Effect. Section 3.04. NO VIOLATION. None of the execution, delivery or performance of this Agreement, the other Formation Transaction Documentation, any agreement contemplated hereby between the parties to this Agreement and the transactions contemplated hereby between the parties to this Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right under (a) the organizational or formation documents of the REIT, (b) any material agreement, document or instrument to which the REIT or any of its assets are bound or (c) any term or provision of any judgment, order, writ, injunction, or decree binding on the REIT. Section 3.05. VALIDITY OF REIT SHARES. The REIT Shares and the Redeemable Preferred Shares to be issued pursuant to this Agreement will have been duly authorized by the REIT and, when issued against the consideration therefor, will be validly issued, fully paid and non-assessable and free and clear of all Liens created by the REIT (other than Liens created by the articles of incorporation of the REIT). Section 3.06. OUTSTANDING EQUITY. (a) All issued and outstanding capital stock of the REIT, comprising 1,000 REIT Shares, are held by Two Harbors LLC as of the date hereof. Such REIT Shares shall be repurchased by the REIT upon Closing at cost. (b) Upon Closing and completion of the IPO, and after redemption of the REIT Shares described in Section 3.06(a), the only issued and outstanding REIT Shares shall be those issued in connection with the IPO and the Formation Transaction, as described in the Registration Statement, and the only other issued and outstanding capital stock of the REIT shall be the Redeemable Preferred Shares. Section 3.07. LITIGATION. Except for actions, suits or proceedings covered by policies of insurance, there is no action, suit or proceeding pending or, to the knowledge of the REIT, threatened against the REIT. Section 3.08. ORGANIZATIONAL DOCUMENTS. Attached as Exhibit C and Exhibit D hereto are true and correct copies of the Articles of Amendment and Restatement and the Amended and Restated bylaws of the REIT in substantially final form. Section 3.09. REIT STATUS. The REIT intends to qualify as a real estate investment trust under the Code, and the REIT will be organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust under the Code, and its proposed ownership and method of operation will enable it to continue to qualify as a real estate investment trust under the Code for the REIT’s taxable years ending December 31, 2017 and thereafter. Section 3.10. COMPLIANCE WITH LAWS. The REIT has conducted its business in compliance with all applicable Laws, except for such failures that would not, individually or in the aggregate, reasonably be expected to have a REIT Material Adverse Effect. Neither the

10 REIT nor, to the knowledge of the REIT, any third party has been informed in writing of any continuing violation of any such Laws or that any investigation has been commenced and is continuing or is contemplated respecting any such possible violation, except in each case for violations that would not, individually or in the aggregate, reasonably be expected to have a REIT Material Adverse Effect. Section 3.11. LIMITED ACTIVITIES. Except for activities in connection with the IPO or the Formation Transaction or in the ordinary course of business, the REIT has not engaged in any material business or incurred any material obligations. Section 3.12. NO UNTRUE STATEMENT. The Registration Statement does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Section 3.13. NO OTHER REPRESENTATIONS OR WARRANTIES; SURVIVAL. Other than the representations and warranties expressly set forth in this ARTICLE III and any other agreement entered into in connection with the Formation Transaction, the REIT shall not be deemed to have made any other representation or warranty in connection with this Agreement or the transactions contemplated hereby. All representations and warranties of the REIT contained in this Agreement (other than Section 3.01, Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 3.06, Section 3.08, and Section 3.10), which shall survive until the first anniversary of the Closing Date) shall expire at Closing and all covenants shall survive until performed. Section 3.14. NONRELIANCE. The REIT has not relied upon any representation and warranty of Two Harbors LLC or Two Harbors not expressly set forth in Article IV hereof. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF TWO HARBORS LLC AND TWO HARBORS Except as disclosed in the schedules attached hereto, Two Harbors LLC and Two Harbors hereby represent and warrant to the REIT that the following statements are true and correct as of the date hereof and shall be true and correct as of the Closing Date: Section 4.01. ORGANIZATION; AUTHORITY. (a) Two Harbors LLC is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement, each agreement contemplated hereby and the other Formation Transaction Documentation to which it is a party (including any agreement, document and instrument executed and delivered by or on behalf of Two Harbors LLC pursuant to this Agreement or the other Formation Transaction Documentation) and to carry out the transactions contemplated hereby and thereby. (b) THCH is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware and has all requisite power and authority to own, lease and/or operate its property and other assets and to carry on its business as presently conducted. THCH, to the extent required under applicable Laws, is qualified to do business and is in good standing in each

11 jurisdiction in which the nature of its business or the character of its property and other assets make such qualification necessary. (c) Schedule 4.01(c) sets forth as of the date hereof each Subsidiary of THCH, each of which is wholly owned, directly or indirectly, by THCH. Each Subsidiary of THCH has been duly organized or formed and is validly existing and is in good standing under the Laws of its jurisdiction of organization or formation, and has all requisite power and authority to own, lease and/or operate its property and other assets and to carry on its business as presently conducted. Each Subsidiary of THCH, to the extent required under applicable Laws, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property and other assets make such qualification necessary. (d) Two Harbors has been duly incorporated and is validly existing and in good standing under the Laws of the State of Maryland and has all requisite power and authority to enter into each agreement or other document included in or contemplated by the Formation Transaction Documentation to which it is a party and to carry out the transactions contemplated thereby and to carry on its business as presently conducted. Two Harbors, to the extent required under applicable Laws, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business make such qualification necessary. Section 4.02. DUE AUTHORIZATION. (a) The execution, delivery and performance of this Agreement (including any agreement, document and instrument executed and delivered pursuant to this Agreement) by Two Harbors LLC has been duly and validly authorized by all necessary actions required of Two Harbors LLC. This Agreement and each agreement, document and instrument executed and delivered by or on behalf of Two Harbors LLC pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Two Harbors LLC, each enforceable against Two Harbors LLC in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors’ rights and general principles of equity. (b) The execution, delivery and performance by Two Harbors of this Agreement and each other Formation Transaction Documentation to which it is a party have been duly and validly authorized by all necessary actions required of Two Harbors. Each agreement, document and instrument included in or contemplated by the Formation Transaction Documentation and executed and delivered by or on behalf of Two Harbors constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Two Harbors, each enforceable against Two Harbors in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors’ rights and general principles of equity. Section 4.03. OWNERSHIP OF THCH. Two Harbors LLC is the sole record owner of all of the membership interests in THCH and has the power and authority to transfer, sell, assign and convey to the REIT its membership interests in THCH free and clear of any Liens and, upon delivery of the consideration for the interests in THCH as provided herein, the REIT will acquire good and valid title thereto, free and clear of any Liens on the membership interests. Except as provided for or contemplated by this Agreement, there are no other equity interests or rights to purchase, veto rights with respect to transfers, subscriptions, warrants, options, conversion rights, preemptive rights, agreements, instruments or understandings of any kind outstanding (a) relating to the interests in THCH or (b) to purchase, transfer or to otherwise acquire, or to in

12 any way encumber, any of the interests in THCH or any securities or obligations of any kind convertible into any of the interests of THCH. Section 4.04. CAPITALIZATION. All of the issued and outstanding equity interests of THCH and its Subsidiaries are duly authorized, validly issued and fully paid and are not subject to preemptive rights or appraisal, dissenters’ or other similar rights under the Organizational Documents of or any contract to which THCH or any THCH Subsidiary is a party or otherwise bound. There are no outstanding rights to purchase, subscriptions, warrants, options or any other security convertible into or exchangeable for equity interests in THCH or any THCH Subsidiary. Section 4.05. CONSENTS AND APPROVALS. Except as set forth in Schedule 4.05, no consent, waiver, approval, authorization, notice, order, license, permit or registration of, qualification, designation, declaration, or filing with, any Person or Governmental Authority or under any applicable Laws is required to be obtained by Two Harbors LLC, THCH or any THCH Subsidiary in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby. Section 4.06. NO VIOLATION. (a) None of the execution, delivery or performance by Two Harbors LLC of this Agreement, any agreement contemplated hereby between the parties to this Agreement and the transactions contemplated hereby between the parties to this Agreement does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right under, (i) the Organizational Documents of Two Harbors LLC or any of its Subsidiaries, (ii) any agreement, document or instrument to which Two Harbors LLC or any of its Subsidiaries is a party or by which Two Harbors LLC or any of its Subsidiaries is bound or (iii) any term or provision of any judgment, order, writ, injunction, or decree binding on Two Harbors LLC or any of its Subsidiaries or, in each case, any of their respective assets or properties. (b) None of the execution, delivery or performance by Two Harbors of this Agreement or any other agreement or document included in or contemplated by the Formation Transaction Documentation to which it is a party and the transactions contemplated hereby and thereby does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right under, (i) the Organizational Documents of Two Harbors or any of its Subsidiaries, (ii) any other agreement, document or instrument to which Two Harbors or any of its assets or properties are bound or (iii) any term or provision of any judgment, order, writ, injunction, or decree binding on Two Harbors, any of its Subsidiaries, or its assets or properties. Section 4.07. LICENSES AND PERMITS. To Two Harbors’ Knowledge, all notices, licenses, permits, certificates and authorizations, required for the continued management and operation of the commercial real estate business of THCH have been obtained or can be obtained without material cost, are in full force and effect, are in good standing and (to the extent required in connection with the transactions contemplated by the Formation Transaction Documentation) are assignable to the extent contemplated in the Formation Transaction Documentation, except in each case for items that, if not so obtained, obtainable and/or transferred, would not, individually or in the aggregate, reasonably be expected to have a THCH Material Adverse Effect. There are no licenses, permits, certificates and authorizations held by THCH other than those copies of

13 which have been delivered to the REIT, and each of which is identified on Schedule 4.07. Neither THCH nor any of its Subsidiaries nor, to Two Harbors’ Knowledge, any third party has taken any action that (or failed to take any action the omission of which) would result in the revocation of any such notice, license, permit, certificate or authorization where such revocation or revocations would, individually or in the aggregate, reasonably be expected to have a THCH Material Adverse Effect, nor has any of them received any written notice of violation from any Governmental Authority or written notice of the intention of any entity to revoke any of such notice, license, permit, certificate or authorization, that in each case has not been cured or otherwise resolved to the satisfaction of such Governmental Authority except as would not, individually or in the aggregate, reasonably be expected to have a THCH Material Adverse Effect. Section 4.08. LITIGATION. (a) To Two Harbors’ Knowledge, there is no action, suit or proceeding pending or threatened against Two Harbors LLC affecting all or any portion of Two Harbors LLC’s interest in THCH or Two Harbors LLC’s ability to consummate the transactions contemplated hereby which, if adversely determined, would adversely affect Two Harbors LLC’s ability to so consummate the transactions contemplated hereby. To Two Harbors’ Knowledge, there is no outstanding order, writ, injunction or decree of any Governmental Authority against or affecting Two Harbors LLC or any of its Subsidiaries, which in any such case would impair Two Harbors LLC’s ability to enter into and perform all of its obligations under this Agreement or the Formation Transaction Documentation to which it is a party. (b) There is no action, suit or proceeding pending (for which Two Harbors LLC or any of its Subsidiaries has been properly served or otherwise has knowledge) or, to Two Harbors’ Knowledge, threatened against Two Harbors LLC or any of its Subsidiaries or any officer, director, principal or managing member of any of the foregoing or any of its assets which, if adversely determined, would have a THCH Material Adverse Effect. There is no material judgment, decree, injunction, or order of a Governmental Authority outstanding against Two Harbors LLC or any of its Subsidiaries or any officer, director, principal or managing member of any of the foregoing in their capacity as such which affects the ability of Two Harbors LLC, THCH or any THCH Subsidiary to consummate the transactions contemplated hereby. (c) There is no action, suit or proceeding pending or, to Two Harbors’ Knowledge, threatened against Two Harbors or any officer or director of Two Harbors which, if adversely determined, would have a THCH Material Adverse Effect. There is no action, suit or proceeding pending or, to Two Harbors’ Knowledge, threatened against Two Harbors or any officer or director of Two Harbors which challenges or impairs the ability of Two Harbors to execute or deliver, or perform its obligations under any of the Formation Transaction Documentation to which it is a party or to consummate the transactions contemplated hereby and thereby. Section 4.09. COMPLIANCE WITH LAWS/RESTRICTIONS. THCH and its Subsidiaries have conducted their respective businesses in compliance with all applicable Laws and any covenants, conditions or other obligations under all Loan Documents, except for such failures that would not, individually or in the aggregate, reasonably be expected to have a THCH Material Adverse Effect. Neither THCH nor any THCH Subsidiary nor, to Two Harbors’ Knowledge, any third party has been informed in writing of any continuing violation of any such Laws or that any investigation has been commenced and is continuing or is contemplated

14 respecting any such possible violation or violations of any of such covenants, conditions or other obligations in respect of any Loan Documents, except in each case for violations that would not, individually or in the aggregate, reasonably be expected to have a THCH Material Adverse Effect. Section 4.10. LOANS/INVESTMENTS. (a) Schedule 4.10(a) sets forth each loan or other investment that, as of the date hereof and as of the Closing Date, THCH or any THCH Subsidiary owns or otherwise holds a beneficial interest in (each such loan or other investment, an “Owned Asset”). (b) Schedule 4.10(b) sets forth each loan or other investment for which, as of the date hereof, THCH or any THCH Subsidiary has a contractual obligation to repurchase at a later date pursuant to a repurchase agreement with a third party (each such loan or other investment, a “Repurchase Agreement Asset”). (c) THCH and its Subsidiaries are the only legal and beneficial owners of each Owned Asset, related Loan Documents and related Loan File and own such assets free and clear of and from any liens, pledges, purchase rights, collateral assignments, security interests or encumbrances therein, thereon or thereof, other those Owned Assets listed in Schedule 4.10(c), each of which has been pledged to the FHLB pursuant to that certain Affiliate Collateral Pledge and Security Agreement, dated as of August 6, 2015, by and among TH Commercial Mortgage LLC, TH Insurance Holdings Company LLC, and the FHLB. (d) THCH, its Subsidiaries, its representatives or the Custodian have in their possession originals of the Promissory Notes and originals or copies of the other Loan Documents, and neither THCH nor any THCH Subsidiary has entered into any agreement or arrangement to modify or amend the aforementioned documents that has not been delivered to the REIT. Such documents include all material notices and material written correspondence related to the Portfolio Investments received by THCH or any THCH Subsidiary from any servicer, borrower, guarantor or any other obligor under the Portfolio Investment, copies of which have been delivered to the REIT. There are no other material agreements or understandings, oral or written, between Two Harbors, Two Harbors LLC, THCH or any THCH Subsidiary, on one hand, and any third party, on the other hand, with respect to the Portfolio Investments. Except for matters that would not, individually or in the aggregate, reasonably be expected to have a THCH Material Adverse Effect, (i) neither THCH nor any of its Subsidiaries, nor to Two Harbors’ Knowledge any other party to any material agreement affecting any Portfolio Investment, is in breach of or default under any material agreement affecting any Portfolio Investment, (ii) no event has occurred or, to Two Harbors’ Knowledge, has been threatened in writing, which with or without the passage of time or the giving of notice, or both, would, individually or together with all such other events, constitute a default under any such agreement, or would, individually or together with all such other events, reasonably be expected to cause the acceleration of any material obligation of THCH or any THCH Subsidiary or the creation of a Lien upon any asset of THCH or any THCH Subsidiary, except for Permitted Liens, and (iii) to Two Harbors’ Knowledge, all agreements affecting any Portfolio Investment required for the ownership and continued management and servicing of such Portfolio Investment are valid and binding and in full force and effect, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws relating to creditors’ rights and general principles of equity. (e) As of the date hereof, none of Two Harbors, Two Harbors LLC, THCH or any THCH Subsidiary has received any written notice of any claim, counterclaim or right of set-off, rescission, recoupment, abatement or defense by any borrower or guarantor under any Loan Documents.

15 (f) As of the date hereof, none of Two Harbors, Two Harbors LLC, THCH or any THCH Subsidiary has received any written notice of any pending or threatened litigation or other material adverse claims made by any borrower, guarantor or any affiliate thereof under or regarding any Loan Documents or by any third party with respect to the Portfolio Investments, Loan Documents, Loan File or the Mortgage Properties. (g) The unpaid principal balance of each Portfolio Investment, as of the date hereof and as of the Closing Date, is and will be accurately listed on Schedule 4.10(g) and incorporated herein. Schedule 4.10(g) also lists or will list, with accuracy, all accrued and unpaid interest, late charges and default interest on each Portfolio Investment and all other amounts due and owing on the Portfolio Investment in each case, as of the date hereof and as of the Closing Date. (h) None of Two Harbors, Two Harbors LLC, THCH or any THCH Subsidiary has received any written notice of (i) the commencement of a proceeding for the condemnation of all or any material portion of a Mortgage Property or (ii) any material casualty to the Mortgage Property which has not been fully restored. (i) None of Two Harbors, Two Harbors LLC, THCH or any THCH Subsidiary has received any written notice of any cancellation or threatened cancellation of any current insurance policies affecting a Mortgage Property. (j) None of Two Harbors, Two Harbors LLC, THCH or any THCH Subsidiary has made any unresolved claim under any title policy relating to any Mortgage Property. Section 4.11. FINANCIAL STATEMENTS. Two Harbors has delivered to the REIT the Combined Financial Statements of THCH for the year ended December 31, 2016, audited by Ernst & Young LLP. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis and fairly represent the financial condition of THCH for the respective periods indicated. Section 4.12. INSURANCE. There are no insurance policies held by THCH or any THCH Subsidiary other than those copies of which have been delivered to the REIT, and each of which is identified on Schedule 4.12. Each of the insurance policies is in full force and effect in all material respects and all premiums due and payable thereunder have been fully paid when due. To Two Harbors’ Knowledge, neither THCH nor any THCH Subsidiary has received from any insurance company any notices of cancellation or intent to cancel any such insurance. Section 4.13. ENVIRONMENTAL MATTERS. Except for matters that would not, individually or in the aggregate, reasonably be expected to have a THCH Material Adverse Effect, THCH and its Subsidiaries are in compliance with all Environmental Laws. Section 4.14. TAXES. Except as set forth in Schedule 4.14: (a) Two Harbors and each of its Subsidiaries have timely and properly filed all Tax returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Authority having authority to do so), and all such returns and reports are accurate and complete in all material respects. THCH and each of its Subsidiaries have paid (or had paid on its behalf) all Taxes as required to be paid by it.

16 (b) No deficiencies for any Taxes have been proposed, asserted or assessed against Two Harbors or its Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending. (c) There are no pending or, to Two Harbors’ Knowledge, threatened audits, assessments or other actions for or relating to any liability in respect of income or material non-income Taxes of Two Harbors or its Subsidiaries, there are no matters under discussion with any Tax authority with respect to income or material non-income Taxes that are likely to result in a material additional liability for Taxes with respect to THCH or any THCH Subsidiary and neither THCH nor any THCH Subsidiary is, or has ever been, a party to or bound by any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar contract. (d) As of the date hereof, THCH and Two Harbors LLC are disregarded entities for federal income tax purposes. At all times during its existence, Two Harbors has qualified and been taxable as a “real estate investment trust” for federal and all applicable state income tax purposes and will so qualify as of the Closing Date. As of the date hereof, each Subsidiary of THCH other than TH Commercial Investment Corp. is treated for federal and all applicable state income Tax purposes as a disregarded entity. No election has been made to treat THCH or any Subsidiary of THCH, other than TH Commercial Investment Corp., as a corporation for federal or any state income Tax purpose. Section 4.15. INSOLVENCY. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending or, to Two Harbors’ Knowledge, threatened against Two Harbors LLC, THCH or any THCH Subsidiary, nor are any such proceedings contemplated by Two Harbors LLC, THCH or any THCH Subsidiary. Section 4.16. EMPLOYEES. Neither THCH nor any THCH Subsidiary has or has ever had any employees. Section 4.17. CONTRACTS AND COMMITMENTS. Except as set forth in Schedule 4.17, neither THCH nor any THCH Subsidiary is a party to any agreements for the sale of its assets, for the grant to any Person of any preferential right to purchase any such assets or the acquisition of any operating business, assets or capital stock of any other corporation, entity or business. Section 4.18. NO SIDE LETTERS. Except as set forth in Schedule 4.18, there are no side letters or other writing between or among Two Harbors, THCH and Two Harbors LLC which have the effect of establishing rights under, or altering or supplementing, the terms of THCH’s certificate of formation, limited liability company agreement or operating agreement or similar organizational documentation. Section 4.19. PRE-CLOSING COVENANTS. Two Harbors LLC has performed in all material respects all agreements and covenants required by the Formation Transaction Documentation to be performed or complied with by it on or prior to the Closing Date. Section 4.20. INVESTMENT. Two Harbors LLC acknowledges that the offering and issuance of the REIT Shares and Redeemable Preferred Shares to be acquired by Two Harbors LLC pursuant to this Agreement are intended to be exempt from registration under the Securities Act and that the REIT’s reliance on such exemptions is predicated in part on the accuracy and

17 completeness of the representations and warranties of Two Harbors LLC contained herein. In furtherance thereof, Two Harbors LLC represents and warrants to the REIT as follows: (a) Two Harbors LLC is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act). (b) Two Harbors LLC acknowledges that neither the REIT Shares nor the Redeemable Preferred Shares have been registered under the Securities Act and, therefore, unless registered under the Securities Act or an exemption from registration is available, must be held (and Two Harbors LLC must continue to bear the economic risk of the investment in the REIT Shares) indefinitely. Section 4.21. NO OTHER REPRESENTATIONS OR WARRANTIES. Other than the representations and warranties expressly set forth in this ARTICLE IV and any other agreement entered into by Two Harbors or Two Harbors LLC in connection with the Formation Transaction, Two Harbors and Two Harbors LLC shall not be deemed to have made any other representation or warranty in connection with this Agreement or the transactions contemplated hereby. Section 4.22. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Two Harbors LLC and Two Harbors contained in this Agreement shall survive after the effective time of the Formation Transaction contemplated in the Formation Transaction Documentation until the first anniversary of the Closing Date other than the representations and warranties contained in Section 4.14, which shall survive under the expiration of the applicable statute of limitations (each, an “Expiration Date”). All covenants of Two Harbors LLC and Two Harbors shall survive until performed. If written notice of a claim in accordance with Section 6.03 has been given prior to the applicable Expiration Date, then the relevant representation or warranty shall survive, but only with respect to such specific claim, until such claim has been finally resolved. Any claim for indemnification not so asserted in writing by the applicable Expiration Date may not thereafter be asserted and shall forever be waived. ARTICLE V COVENANTS AND OTHER AGREEMENTS Section 5.01. PRE-CLOSING COVENANTS OF TWO HARBORS LLC. From the date hereof through the Closing, except as otherwise provided for or as contemplated by this Agreement or the other applicable Formation Transaction Documentation, Two Harbors and Two Harbors LLC shall cause THCH and each THCH Subsidiary to use commercially reasonable efforts to conduct their business and to service and maintain the Portfolio Investments in the ordinary course of business consistent with past practice, pay its obligations as they become due and payable, and use commercially reasonable efforts to preserve intact its current business organizations and preserve its relationships with clients and others having business dealings with it, in each case consistent with past practice. In addition, and without limiting the generality of the foregoing, during the period from the date hereof to the Closing Date and except in connection with the Formation Transaction, Two Harbors and Two Harbors LLC shall not permit THCH or any THCH Subsidiary, without the prior written consent of the REIT, which consent may be withheld by the REIT in its sole discretion, to:

18 (a) Other than in the normal course of business with respect to financing the Portfolio Investments, issue, deliver, sell transfer, dispose, mortgage, pledge, assign or otherwise encumber, or cause the issuance, delivery, sale, transfer, disposition, mortgage, pledge, assignment or other encumbrance of, any limited liability company or other equity interests in THCH or any THCH Subsidiary or any other assets of THCH or any THCH Subsidiary; (b) Cause or permit THCH or any THCH Subsidiary to: file an entity classification election pursuant to Treasury Regulation Section 301.7701-3(c) on Internal Revenue Service Form 8832 (Entity Classification Election) to treat THCH or any THCH Subsidiary as an association taxable as a corporation for United States federal income tax purposes (or make any comparable election for state purposes); make or change any other Tax elections; settle or compromise any claim, notice, audit report or assessment in respect of Taxes; change any annual Tax accounting period; adopt or change any method of Tax accounting; file any amended Tax return; enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement or closing agreement relating to any Tax; surrender any right to claim a Tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment; (c) (i) Declare, set aside or pay any dividends or distributions, (ii) issue or authorize the issuance of any other securities of THCH or any THCH Subsidiary or (iii) purchase, redeem or otherwise acquire any securities of THCH or any THCH Subsidiary; (d) Other than in the normal course of business with respect to financing the Portfolio Investments, take or omit to take any action to cause, or allow to exist, any Lien to attach to any asset that is part of the Portfolio Investments or Mortgage Properties; (e) Amend, modify or terminate any contract, agreement or other instruments relating to the Portfolio Investments, except in the ordinary course of business consistent with past practice; (f) Adopt a plan of liquidation, dissolution, merger, consolidation, restructuring, recapitalization or reorganization with respect to THCH; (g) Materially alter the manner of keeping THCH’s and its Subsidiaries’ books, accounts or records or the accounting practices therein reflected; (h) Terminate or amend any existing insurance policies affecting its assets that results in a reduction in insurance coverage for the assets so long as such coverage is available at a commercially reasonable cost; (i) Knowingly cause or permit THCH or any THCH Subsidiary to violate, or fail to use commercially reasonable efforts to cure any violation of, any applicable Laws which would have a THCH Material Adverse Effect; (j) Permit or cause THCH to take, any of the actions prohibited by the Formation Transaction Documentation; or (k) Authorize, commit or agree to take any of the foregoing actions. Section 5.02. AMENDMENT OF FORMATION TRANSACTION DOCUMENTATION. The REIT shall not materially amend or cause to be materially amended any of the Formation Transaction Documentation without the consent of Two Harbors.

19 Section 5.03. COMMERCIALLY REASONABLE EFFORTS BY THE PARTIES. The REIT, on the one hand, and Two Harbors and Two Harbors LLC, on the other hand, shall use commercially reasonable efforts and cooperate with each other in (i) promptly determining whether any filings are required to be made or consents, approvals, waivers, permits or authorizations are required to be obtained (under any applicable Law or regulation or from any Governmental Authority or third party) in connection with the transactions contemplated by this Agreement, and (ii) promptly making any such filings, in furnishing information required in connection therewith and in timely seeking to obtain any such consents, approvals, waivers, permits or authorizations. Section 5.04. TAX MATTERS. (a) The parties intend that, for federal income tax purposes, the transfer of the interests in THCH to the REIT in exchange for the REIT Shares and Redeemable Preferred Shares (which Redeemable Preferred Shares will be sold immediately by the REIT) will be treated as a taxable contribution by Two Harbors of the assets of THCH to the REIT. (b) Two Harbors shall prepare or cause to be prepared and timely file all Tax returns of THCH and any Subsidiary which are due on or prior to the Closing Date (determined without regard to extensions) and pay the Tax due in respect of such Tax returns. The REIT shall prepare or cause to be prepared all Tax returns of THCH and any THCH Subsidiary which are due after the Closing Date. (c) The parties shall cooperate fully, as and to the extent reasonably requested by another party, in connection with the filing of Tax returns related to the transactions pursuant to this Agreement and any audit, litigation or administrative, judicial or other inquiry or proceeding with respect to Taxes related to the transactions pursuant to this Agreement. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such action or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The parties further agree, upon request, to use their reasonable efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed with respect to the transactions contemplated hereby. (d) Prior to Closing, Two Harbors shall deliver to the REIT a properly executed certificate prepared in accordance with Treasury regulations Section 1.1445-2(b) certifying Two Harbors’ non-foreign status and, if requested by the REIT, any similar withholding certificates or other forms under applicable state, local or foreign Tax laws. (e) The REIT does not make any representations or warranties to Two Harbors, Two Harbors LLC or THCH with respect to any other Tax consequences to Two Harbors, Two Harbors LLC or THCH of this Agreement. Two Harbors, Two Harbors LLC and THCH each acknowledges that it is relying solely on its own Tax advisors in connection with such tax consequences. (f) The REIT shall deliver to Two Harbors from time to time such information as Two Harbors may request so that Two Harbors can timely file its federal, state and other tax returns and otherwise monitor its REIT status. (g) Two Harbors and the REIT shall each pay 50% any transfer taxes imposed in respect of the Formation Transaction and all unpaid property taxes and non-ad valorem and similar property taxes and the like assessed against the its properties. Such taxes and assessments relating to any

20 period before the Closing and paid by the REIT shall be included as current liabilities of THCH in determining the amounts payable under Section 5.05. (h) Two Harbors has not taken, and will not take, any action that would either prevent or delay the REIT from electing to become a REIT for federal or any pertinent state tax purpose or would cause the REIT to lose its status as a REIT for federal or any state tax purpose. Two Harbors shall reasonably cooperate with the REIT as necessary to enable the REIT to qualify for taxation as a REIT for federal income tax purposes in the event the REIT is a “successor corporation, trust or association” within the meaning of Section 1.856-8(c)(2) of the Treasury Regulations, including, at the option of the REIT, either (i) providing information and representations to the REIT and its tax counsel with respect to the composition of Two Harbors’ income and assets, the composition of its shareholders, its operations and other information requested by the REIT and its tax counsel, upon which information and representations the REIT and its tax counsel may rely or (ii) causing Two Harbors’ tax counsel to render an opinion, which the REIT may rely upon, as to the Two Harbors’ qualification as a REIT for federal and all applicable state income tax purposes for all periods. Section 5.05. POST-CLOSING ADJUSTMENT. In accordance with Schedule 5.05, following the Closing and after such amounts are determined, (a) the REIT shall distribute or cause to be distributed or paid out to Two Harbors LLC any amounts to which Two Harbors LLC is entitled pursuant to Schedule 5.05 as additional consideration for the contribution of Two Harbors LLC’s interests in THCH; and (b) Two Harbors shall pay, or cause Two Harbors LLC to pay to the REIT any amounts to which the REIT is entitled pursuant to Schedule 5.05. Section 5.06. POST-CLOSING COVENANTS. (a) The REIT shall cause THCH and each subsidiary thereof to change its name so as not to use “Two Harbors” or any derivation thereof and shall otherwise discontinue use of the “Two Harbors” name or any derivation thereof in the names of the former Subsidiaries of Two Harbors LLC within a reasonable period of time after the Closing Date, except as required to comply with reporting, disclosure, filing or other requirements imposed by Law or by a Governmental Authority. The REIT acknowledges that Two Harbors has prior and superior rights to use the name “Two Harbors” and is retaining all of its right, title and interest (including its trademark rights) therein and thereto. (b) Other than the information contained in the Registration Statement and describing the Formation Transaction and including any necessary financial statements of THCH in the REIT’s SEC filings and earnings releases, and except as required by law, the REIT shall not to refer to Two Harbors and its business in the REIT’s SEC filings without the consent of Two Harbors. (c) So long as Two Harbors holds at least 10% of the REIT Shares initially issued to it pursuant to this Agreement, the REIT shall (and shall cause each of its Subsidiaries to) maintain a fiscal year that commences and ends on the same calendar days as the fiscal year of Two Harbors commences and ends, and to maintain monthly accounting periods that commence and end on the same calendar days as the monthly accounting periods of Two Harbors commence and end. (d) For each month end, so long as Two Harbors holds at least 10% of the REIT Shares initially issued to it pursuant to this Agreement, the REIT shall deliver to Two Harbors final consolidated and consolidating balance sheets, statements of operations and statements of cash flows as well as a consolidated statement of stockholders’ equity for the REIT and its Subsidiaries as of and for such period, in such format and detail as Two Harbors may reasonably request. All of the financial statements described in the preceding sentence shall be stated in U.S. dollars, prepared in accordance with GAAP and Article 10 of Regulation S-X and any similar or successor rule to the extent applicable to Two

21 Harbors and delivered by the REIT to Two Harbors no later than 15 calendar days after the month-end being reported. (e) So long as Two Harbors holds at least 10% of the REIT Shares initially issued to it pursuant to this Agreement, as soon as practicable and in no event no later than 25 calendar days prior to the date on which Two Harbors is required to file a Form 10-Q or Form 10-K or other document containing its quarterly or annual financial statements with the SEC, the REIT shall deliver to Two Harbors such other information that Two Harbors may need to prepare its Form 10-Q or Form 10-K or other filing, including information needed to prepare footnotes to Two Harbors’ financial statements and a management discussion and analysis. (f) So long as Two Harbors holds at least 10% of the REIT Shares initially issued to it pursuant to this Agreement, in the event Two Harbors intends to engage in an offering of securities, the REIT shall promptly provide such information as Two Harbors shall reasonably request and make available it management and auditors for due diligence purposes, provided, however, that Two Harbors shall not publicly release any financial information that conflicts with the information publicly reported by the REIT without prior consent of the REIT. Upon Two Harbors’ request and at Two Harbors’ cost and expense, REIT shall use reasonable best efforts to cause to be delivered “comfort letters” of the REIT’s auditors with regard to Two Harbors’ financial statements, dated as of the pricing dates and the closing date(s) and addressed to the underwriters, in any offering of securities by Two Harbors for which such comfort letters are required by underwriters. Such “comfort letters” shall be in form reasonably satisfactory to Two Harbors and customary in scope and substance for “comfort letters” delivered by independent public accountants in connection with public securities offerings. The REIT shall use reasonable best efforts to cause its auditors to consent to the inclusion of their report in, and to be named in, the REIT’s filings with the Commission with respect to any such information as is customary for such consents. (g) So long as Two Harbors holds at least 10% of the REIT Shares initially issued to it pursuant to this Agreement, the REIT shall cooperate fully, and shall use reasonable best efforts to cause its auditors to cooperate fully, with Two Harbors, to the extent reasonably requested by Two Harbors, in the preparation of Two Harbor’s public earnings or other press releases, Quarterly Reports on Form 10-Q, Annual Reports to Stockholders, Annual Reports on Form 10-K, Current Reports on Form 8- K, and any other proxy, information and registration statements, reports, notices, prospectuses, and any other filings made by Two Harbors with the SEC or any national securities exchange or otherwise made publicly available by or on behalf of Two Harbors (collectively, the “Two Harbors Public Filings”). The REIT shall provide to Two Harbors all information Two Harbors reasonably requests in connection with any Two Harbors Public Filings or that, in the judgment of legal advisors to Two Harbors, is required to be disclosed or incorporated by reference therein under applicable Law. The REIT shall provide such information in a timely manner on the dates reasonably requested by Two Harbors (which may be earlier than the dates on which the REIT otherwise would be required hereunder to have such information available) to enable Two Harbors to prepare, print and release all Two Harbors Public Filings on such dates as Two Harbors shall determine but in no event later than as required by applicable Law. If and to the extent reasonably requested by Two Harbors, the REIT shall diligently and promptly review all drafts of such Two Harbors Public Filings and prepare in a diligent and timely fashion any portion of such Two Harbors Public Filing pertaining to the REIT. Prior to any printing or public release of any Two Harbors Public Filing, an appropriate executive officer of the REIT shall, if reasonably requested by Two Harbors, certify for and on behalf of the REIT that the information relating to the REIT or any of its Subsidiaries in such Two Harbors Public Filing is accurate, true, complete, and correct in all material respects. Unless otherwise required by applicable Law, REIT shall not publicly release any financial information that conflicts with the information with respect to the REIT or its Subsidiaries that is included in any Two Harbors Public Filing without prior notice to Two Harbors. Prior to the release or filing thereof, Two

22 Harbors shall provide REIT with a draft of any portion of a Two Harbors Public Filing containing information relating to REIT and its Subsidiaries and shall give REIT a reasonable opportunity to review such information and comment thereon; provided, however, that Two Harbors shall determine in its sole and absolute discretion the final form and content of all Two Harbors Public Filings. (h) So long as Two Harbors continues to own more than 10% of the stock of the REIT, without prior notice to Two Harbors, the REIT may not change its accounting principles or practices if a change in such accounting principle or practice would be required to be disclosed in the REIT’s financial statements as filed with the SEC or otherwise publicly disclosed. The REIT shall give Two Harbors as much prior notice as reasonably practical of any proposed determination of, or any significant changes in, its accounting estimates or, subject as aforesaid, accounting principles from those in effect on the Closing Date. (i) So long as Two Harbors continues to own more than 10% of the stock of the REIT, the REIT shall deliver to Two Harbors such quarterly reports as may be reasonably requested by Two Harbors to enable Two Harbors to determine whether or not the REIT is continuing to satisfy all of the requirements to be taxable as a REIT for federal and all applicable state income tax purposes. (j) So long as Two Harbors continues to own more than 10% of the stock of the REIT, in the event Two Harbors is raising capital, the REIT shall reasonably cooperate with Two Harbors in connection with such offering, including, at the option of Two Harbors, either (i) providing information and representations to Two Harbors and its tax counsel with respect to the composition of the REIT’s income and assets, the composition of its shareholders, its operations and other information requested by Two Harbors and its tax counsel to enable such tax counsel to render an opinion as to the REIT’s qualification as a REIT for federal and all applicable state income tax purposes or (ii) causing the REIT’s tax counsel to render an opinion, which Two Harbors may rely upon, as to the REIT’s qualification as a REIT for federal and all applicable state income tax purposes. Section 5.07. KNOWLEDGE OF TWO HARBORS OR TWO HARBORS LLC. The REIT shall not be liable for any breach of a representation or warranty under this Agreement for any Losses related thereto if any of Two Harbors or Two Harbors LLC or any of their Subsidiaries (based on Two Harbors’ Knowledge) was aware or should have been aware of such inaccuracy or breach prior to the Closing. Section 5.08. KNOWLEDGE OF REIT OR MANAGER. Neither Two Harbors nor Two Harbors LLC shall be liable for any breach of a representation or warranty under this Agreement for any Losses related thereto if the REIT or the Manager (based on REIT or the Manager Knowledge) was aware or should have been aware of such inaccuracy or breach prior to the Closing. ARTICLE VI INDEMNIFICATION Section 6.01. INDEMNIFICATION OF REIT. The REIT and its Affiliates and each of their respective directors, officers, employees, agents and representatives (each of which is a “REIT Indemnified Party”), shall be indemnified and held harmless by Two Harbors, under the terms and conditions of this Agreement, from and against any and all Losses arising out of or relating to, asserted against, imposed upon or incurred by the Indemnified Parties in connection with or as a result of any breach of a representation or warranty contained ARTICLE IV

23 (excluding Section 4.10) of this Agreement (subject to the limitations set forth in Section 5.07 and the survival limitations set forth in Section 4.22 hereof); provided, however, that the liability of Two Harbors hereunder shall be limited to the number of REIT Shares that Two Harbors LLC will receive in the Formation Transaction as set forth in Section 1.02 multiplied by the initial public offering price of a REIT Share in the IPO; and provided, further, that the directors, officers and employees of the REIT shall be indemnified hereunder only in their capacities as such and not individually. No REIT Indemnified Party (other than the REIT) may make a claim hereunder without the prior written consent of the REIT. Section 6.02. INDEMNIFICATION OF TWO HARBORS. Two Harbors and its Affiliates and each of their respective directors, officers, employees, agents and representatives (each of which is a “Two Harbors Indemnified Party” and together with the REIT Indemnified Parties, the “Indemnified Parties”), shall be indemnified and held harmless by the REIT, under the terms and conditions of this Agreement, from and against any and all Losses arising out of or relating to, asserted against, imposed upon or incurred by the Two Harbors Indemnified Parties in connection with or as a result of any breach of a representation or warranty contained in ARTICLE III of this Agreement (subject to the limitations set forth in Section 5.08 and the survival limitations set forth in Section 3.13 hereof); provided, however, that the liability of the REIT hereunder shall be limited to the number of REIT Shares that Two Harbors LLC will receive in the Formation Transaction as set forth in Section 1.02 multiplied by the initial public offering price of a REIT Share in the IPO; and provided, further, that the directors, officers and employees of the Two Harbors and its Affiliates shall be indemnified hereunder only in their capacities as such and not individually. No Two Harbors Indemnified Party may make a claim hereunder without the prior written consent of Two Harbors. Section 6.03. CLAIMS. (a) At the time when any Indemnified Party learns of any potential claim under this Agreement (a “Claim”) against an indemnifying party, it will promptly give written notice (a “Claim Notice”) to the indemnifying party; provided that the failure to so notify the indemnifying party shall not prevent recovery under this Agreement, except to the extent that the indemnifying party shall have been materially prejudiced by such failure. Each Claim Notice shall describe in reasonable detail the facts known to the Indemnified Party giving rise to such Claim and the amount or good faith estimate of the amount of Losses arising therefrom. The Indemnified Party shall deliver to the indemnifying party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by such Indemnified Party relating to a Third-Party Claim (as defined below); provided that failure to do so shall not prevent recovery under this Agreement, except to the extent that the indemnifying party shall have been materially prejudiced by such failure. Any Indemnified Party may at its option demand indemnity under this ARTICLE VI as soon as a Claim has been threatened by a third party, regardless of whether an actual Loss has been suffered, so long as the Indemnified Party shall in good faith determine that such claim is not frivolous and that the Indemnified Party may be liable for, or otherwise incur, a Loss as a result thereof. (b) The indemnifying party shall be entitled, at its own expense, to elect in accordance with Section 6.04 below, to assume and control the defense of any Claim based on claims asserted by third parties (“Third-Party Claims”), through counsel chosen by the indemnifying party and reasonably acceptable to the Indemnified Party, if it gives written notice of its intention to do so to the Indemnified Party within thirty (30) days of the receipt of the applicable Claim Notice; provided, however, that the Indemnified Parties may at all times participate in such defense at their own expense.

24 Without limiting the foregoing, in the event that the indemnifying party exercises the right to undertake any such defense against a Third-Party Claim, the Indemnified Party shall cooperate with the indemnifying party in such defense and make available to the indemnifying party, at the indemnifying party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under such Indemnified Party’s control relating thereto as is reasonably required by the indemnifying party. No compromise or settlement of such Third-Party Claim may be effected by either the Indemnified Party, on the one hand, or the indemnifying party, on the other hand, without the other party’s consent (which shall not be unreasonably withheld or delayed) unless (i) there is no finding or admission of any violation of Law and no effect on any other claims that may be made against such other party, (ii) each Indemnified Party that is party to such claim is released from all liability with respect to such claim, and (iii) there is no equitable order, judgment or term that in any manner affects, restrains or interferes with the business of the Indemnified Party that is party to such claim or any of its Affiliates. Notwithstanding the foregoing, if the compromise or settlement of such Third-Party Claim could reasonably be expected to adversely affect the status of the REIT as a real investment trust within the meaning of Section 856 of the Code, then the REIT shall make such decision to compromise or settle the Third-Party Claim without the need to obtain Two Harbors’ consent. Section 6.04. AUTHORIZATION. For purposes of this ARTICLE VI: (a) a decision, act, consent, election or instruction of Two Harbors shall be deemed to be authorized if approved in writing by Two Harbors and the REIT may rely upon such decision, act, consent or instruction as provided in this Section 6.04(a) as being the decision, act, consent or instruction of Two Harbors. The REIT, including its directors, officers, employees, agents and representatives, are hereby relieved from any liability to any Person for any acts done by them in accordance with such decision, act, consent or instruction. Two Harbors may from time to time by written notice to the REIT appoint a representative or representatives to exercise such powers with respect to one or more claims as may be delegated by Two Harbors. (b) a decision, act, consent, election or instruction of the REIT shall be deemed to be authorized if approved in writing by the REIT and Two Harbors may rely upon such decision, act, consent or instruction as provided in this Section 6.04(b) as being the decision, act, consent or instruction of the REIT. Two Harbors, including their respective directors, officers, employees, agents and representatives, are hereby relieved from any liability to any Person for any acts done by them in accordance with such decision, act, consent or instruction. The REIT may from time to time by written notice to Two Harbors appoint a representative or representatives to exercise such powers with respect to one or more claims as may be delegated by the REIT. Section 6.05. REIT SAVINGS PROVISION. Notwithstanding the foregoing, in the event that counsel or independent accountants for the REIT determine that there exists a material risk that any amounts due to a REIT Indemnified Party under Section 6.01 of this Agreement would be treated as Nonqualifying Income of the REIT upon the payment of such amounts to the REIT Indemnified Party, the amount paid to such REIT Indemnified Party pursuant to Section 6.01 of this Agreement in any tax year shall not exceed the maximum amount that can be paid to the REIT Indemnified Party in such year without causing the REIT to fail to meet the REIT Requirements for such year, determined as if the payment of such amount were Nonqualifying Income as determined by such counsel or independent accountants to the REIT. If the amount payable for any tax year under the preceding sentence which Two Harbors would otherwise be obligated to pay to a REIT Indemnified Party pursuant to Section 6.01 of this Agreement exceeds the maximum amount described in the preceding sentence (the excess being referred to as “Excess Indemnification Amount”), then at the REIT’s sole cost and expense, including

25 attorneys’ fees incurred by Two Harbors in complying with this Section 6.05: (1) Two Harbors shall place the Excess Indemnification Amount into an escrow account (the “Escrow Account”) using an escrow agent and agreement acceptable to the REIT Indemnified Party and shall not release any portion thereof to the REIT Indemnified Party, and the REIT Indemnified Party shall not be entitled to any such amount, unless and until the REIT delivers to Two Harbors, at the sole option of the REIT, (i) an opinion (an “Excess Indemnification Amount Tax Opinion”) of the REIT’s tax counsel to the effect that such amount, if and to the extent paid, would not constitute Nonqualifying Income of the REIT, (ii) a letter (an “Excess Indemnification Amount Accountant’s Letter”) from the REIT’s independent accountants indicating the maximum amount that can be paid at that time to the REIT Indemnified Party without causing the REIT to fail to meet the REIT Requirements for any relevant taxable year, or (iii) a private letter ruling issued by the IRS to the REIT indicating that the receipt of any Excess Indemnification Amount hereunder will not cause the REIT to fail to satisfy the REIT Requirements (a “REIT Qualification Ruling” and, collectively with an Excess Indemnification Amount Tax Opinion and an Excess Indemnification Amount Accountant’s Letter, a “Release Document”); and (2) pending the delivery of a Release Document by the REIT to Two Harbors, the REIT shall have the right, but not the obligation, to borrow the Excess Indemnification Amount from the Escrow Account pursuant to a loan agreement (an “Indemnity Loan Agreement”) acceptable to the REIT that (i) requires a loan from the Escrow Account to the REIT immediately available cash proceeds in an amount equal to the Excess Indemnification Amount (an “Indemnity Loan”), and (ii) provides for (A) a commercially reasonable interest rate and commercially reasonable covenants, taking into account the credit standing and profile of the REIT at the time of such Loan, and (B) a 15 year maturity with no periodic amortization. ARTICLE VII GENERAL PROVISIONS Section 7.01. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed given when (a) delivered personally, (b) five (5) Business Days after being mailed by certified mail, return receipt requested and postage prepaid, (c) one (1) Business Day after being sent by a nationally recognized overnight courier or (d) transmitted by facsimile if confirmed within twenty-four (24) hours thereafter by a signed original sent in the manner provided in clause (a), (b) or (c) to the parties at the following addresses (or at such other address for a party as shall be specified by notice from such party): (a) if to the REIT, to: Granite Point Mortgage Trust Inc. 590 Madison Ave 36th Floor New York, New York 10022 Fax: Attention: Marcin Urbaszek, Chief Financial Officer (b) If to Two Harbors or Two Harbors LLC, to:

26 Two Harbors Investment Corp. 601 Carlson Parkway Suite 1400 Minnetonka, Minnesota 55305 Fax: 612-629-2501 Attention: Brad Farrell, Chief Financial Officer Section 7.02. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings. (a) “accredited investor” has the meaning set forth under Regulation D of the Securities Act. (b) “Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. (c) “Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of Minnesota. (d) “Claim” has the meaning set forth in Section 6.03(a). (e) “Claim Notice” has the meaning set forth in Section 6.03(a). (f) “Closing” has the meaning set forth in Section 2.02. (g) “Closing Date” has the meaning set forth in Section 2.02. (h) “Code” means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated or issued thereunder. (i) “Confidential Information” has the meaning set forth in Section 1.03(d). (j) “Custodian” means Wells Fargo Bank, N.A. (k) “Dispute” has the meaning set forth in Section 7.08(a). (l) “Distribution” has the meaning set forth in Section 1.03(e). (m) “Environmental Laws” means all federal, state and local Laws governing pollution or the protection of human health or the environment. (n) “Escrow Account” has the meaning set forth in Section 6.05. (o) “Excess Indemnification Amount” has the meaning set forth in Section 6.05.

27 (p) “Excess Indemnification Amount Accountant’s Letter” has the meaning set forth in Section 6.05. (q) “Excess Indemnification Amount Tax Opinion” has the meaning set forth in Section 6.05. (r) “Expiration Date” has the meaning set forth in Section 4.22. (s) “FHLB” means the Federal Home Loan Bank of Des Moines. (t) “Formation Transaction Documentation” means this Agreement and all related documents and agreements identified in Exhibit E hereto, pursuant to which THCH and/or the equity interests in THCH and the Final Closing Cash Amount are to be acquired by the REIT, directly or indirectly, as part of the Formation Transaction. (u) “Formation Transaction” has the meaning set forth in Section 2.01(a). (v) “FHLB” means the Federal Home Loan Bank of Des Moines. (w) “GAAP” means generally accepted accounting principles, as in effect in the United States of America as of the date of determination. (x) “Governmental Authority” means any government or agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign. (y) “Indebtedness” means, with respect to any Person, as of any time, without duplication, the outstanding principal amount of, accrued and unpaid interest on, and other payment obligations (including any prepayment premiums payable as a result of the consummation of the Closing) arising under, and any obligations or liabilities of such Person consisting of (i) indebtedness for borrowed money or indebtedness issued in substitution or exchange for borrowed money or for the deferred purchase price of property or services (excluding any trade payables and accrued expenses arising in the ordinary course of business to the extent included as a liability in the calculation of Net Working Capital), (ii) indebtedness evidenced by any note, bond, debenture or other debt security, (iii) obligations under any interest rate, currency or other hedging agreements, (iv) obligations with respect to amounts drawn under letters of credit, bankers’ acceptances or similar agreements, (v) obligations under leases that are required to be recorded as capital leases in accordance with GAAP and (vi) guarantees by such Person with respect to obligations of another Person of the type described in clauses (i) through (v) above), in each case, as of such time. (z) “Indemnified Parties” has the meaning set forth in Section 6.02. (aa) “Indemnity Loan” has the meaning set forth in Section 6.05. (bb) “Indemnity Loan Agreement” has the meaning set forth in Section 6.05. (cc) “IPO” has the meaning set forth in the recitals. (dd) “JAMS” has the meaning set forth in Section 7.08(b).

28 (ee) “Laws” means laws, statutes, rules, regulations, codes, orders, ordinances, judgments, injunctions, decrees and policies of any Governmental Authority, including, without limitation, zoning, land use or other similar rules or ordinances. (ff) “Liens” means all pledges, claims, liens, charges, restrictions, controls, easements, rights of way, exceptions, reservations, leases, licenses, grants, covenants and conditions, encumbrances and security interests of any kind or nature whatsoever. (gg) “LLC Agreement” means the Limited Liability Company Agreement of TH Commercial Holdings LLC. (hh) “Loan Agreement” means, with respect to each Portfolio Investment, the loan agreement relating to such Portfolio Investment, between the lender and the borrower, as the same may have been and may be further amended, restated or otherwise modified from time to time. (ii) “Loan Documents” means the Promissory Notes, the Loan Agreements and any and all documents executed and/or delivered in connection with the origination of the Portfolio Investments, including any intercreditor agreements and deposit account control agreements, in each case as the same may have been and may be further amended, restated or otherwise modified from time to time, copies of which have been posted to the data room for the IPO. (jj) “Loan Files” means, with respect to each Portfolio Investment, the Loan Documents and any other documents which relates to the Portfolio Investment provided by Two Harbors or Two Harbors LLC to the REIT. (kk) “Losses” means charges, complaints, claims, actions, causes of action, losses, damages, Taxes, liabilities and expenses of any nature whatsoever, including without limitation, amounts paid in settlement, reasonable attorneys’ fees, costs of investigation, costs of investigative judicial or administrative proceedings or appeals therefrom and costs of attachment or similar bonds, but does not include any diminution in value of the REIT except in the case of breaches of Section 4.13. (ll) “Management Agreement” means that certain management agreement between the REIT and the Manager to be dated as of the Closing Date. (mm) “Manager” means Pine River Capital Management L.P., a Delaware limited partnership. (nn) “Mortgage”, with respect to each Portfolio Investment, means the deed of trust, security agreement and fixture filing by the borrower under the related Loan Agreement to a trustee for the benefit of the lender under the related Loan Agreement, as the same may have been and may be further amended, restated or otherwise modified from time to time. (oo) “Mortgage Property”, (i) with respect to each Portfolio Investment that includes a mortgage loan, means the real property (together with all improvements and fixtures thereon) and personal property subject to the lien of the Mortgage and the other Loan Documents and constituting collateral for the Portfolio Investment and (ii) with respect to each Portfolio Investment that includes a mezzanine loan, means the real property (together with all improvements and fixtures thereon) and personal property owned by the borrower on the related mezzanine loan. (pp) “Nonqualifying Income” means any amount that is treated as gross income for purposes of Section 856 of the Code and which is not Qualifying Income.

29 (qq) “Organizational Documents” means with respect to Two Harbors, Two Harbors LLC, THCH and the Subsidiaries of THCH, as the case may be, the articles of incorporation or organization, bylaws, limited liability company agreement or operating agreement of such entity or other similar documents. (rr) “Outside Date” has the meaning set forth in Section 2.06. (ss) “Owned Asset” has the meaning set forth in Section 4.10(a). (tt) “Ownership Limits” has the meaning set forth in Section 1.02. (uu) “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity. (vv) “Portfolio Investment” means each loan or other investment that is either an Owned Asset or a Repurchase Agreement Asset. (ww) “Promissory Note” means, with respect to each Portfolio Investment, the promissory note as executed by the borrower under the related Loan Agreement in favor of the lender under the related Loan Agreement, as the same may have been and as may be further amended or otherwise modified from time to time. (xx) “Qualifying Income” means gross income that is described in Section 856(c)(2) or 856(c)(3) of the Code. (yy) “Redeemable Preferred Shares” means shares of 10% Cumulative Redeemable Preferred Stock of the REIT, par value $0.01 per share, having a liquidation preference of $1,000 per share (plus accrued and unpaid dividends). (zz) “REIT Indemnified Party” has the meaning set forth in Section 6.01. (aaa) “REIT Material Adverse Effect” means any material adverse change in any of the assets, business, condition (financial or otherwise), results of operation or prospects of the REIT and its Subsidiaries, taken as a whole. (bbb) “REIT Qualification Ruling” has the meaning set forth in Section 6.05. (ccc) “REIT or Manager Knowledge” means the knowledge of Stephen Alpart, Michael Karber, Ethan Lebowitz, Peter Morral, Steven Plust, Rebecca Sandberg, Akbar Tajani, John Taylor, Marcin Urbaszek, Kevin Wachter and Roger Yoo. (ddd) “REIT Requirements” shall mean the requirements imposed on REITs pursuant to Sections 856 through and including 860 of the Code. (eee) “REIT Shares” has the meaning set forth in the recitals. (fff) “Release Document” has the meaning set forth in Section 6.05. (ggg) “Repurchase Agreement Asset” has the meaning set forth in Section 4.10(b). (hhh) “Securities Act” means the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder.

30 (iii) “Subsidiary” of any Person means any corporation, partnership, limited liability company, joint venture, trust or other legal entity of which such Person owns (either directly or through or together with another Subsidiary of such Person) either (i) a general partner, managing member or other similar interest, or (ii)(A) more than fifty percent (50%) of the voting power of the voting capital stock or other equity interests, or (B) more than fifty percent (50%) of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other legal entity. (jjj) “Tax” means all federal, state, local and foreign income, gross receipts, license, property, withholding, sales, franchise, employment, payroll, goods and services, stamp, environmental, customs duties, capital stock, social security, transfer, alternative minimum, excise and other taxes, tariffs or governmental charges of any nature whatsoever, including estimated taxes, together with penalties, interest or additions to Tax with respect thereto, whether or not disputed. (kkk) “Third-Party Claims” has the meaning set forth in Section 6.03(b). (lll) “Two Harbors Indemnified Party” has the meaning set forth in Section 6.02. (mmm) “Two Harbors’ Knowledge” means the actual current knowledge of Stephen Alpart, Mychal Brenden, Brad Farrell, Michael Karber, Steven Plust, William Roth, Mary Riskey, Rebecca Sandberg, Thomas Siering, John Taylor and Marcin Urbaszek. (nnn) “THCH Material Adverse Effect” means any material adverse change in any of the assets, business, condition (financial or otherwise), results of operation or prospects of THCH and its Subsidiaries, taken as a whole. (ooo) “Two Harbors Public Filings” has the meaning set forth in Section 5.06(g). (ppp) “Underwriting Agreement” means that certain Underwriting Agreement by and among J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representative of the underwriters, the REIT and the Manager. Section 7.03. COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to each other party. Section 7.04. ENTIRE AGREEMENT; THIRD-PARTY BENEFICIARIES. This Agreement and the other Formation Transaction Documentation to which the parties hereto are a party, including, without limitation, the exhibits and schedules hereto and thereto, constitute the entire agreement and supersede each prior agreement and understanding, whether written or oral, among the parties regarding the subject matter of this Agreement. This Agreement is not intended to confer any rights or remedies on any Person other than the parties hereto. Section 7.05. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of any Laws that might otherwise govern under applicable principles of conflicts of laws thereof. Section 7.06. ASSIGNMENT. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be

31 assigned (except by operation of law) by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void and of no force and effect. Section 7.07. JURISDICTION. Subject to Section 7.08, the parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the County of Hennepin, Minnesota, with respect to any dispute arising out of this Agreement or any transaction contemplated hereby to the extent such courts would have subject matter jurisdiction with respect to such dispute, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, or that the venue of the action is improper. Section 7.08. DISPUTE RESOLUTION. The parties intend that this Section 7.08 will be valid, binding, enforceable, exclusive and irrevocable and that it shall survive any termination of this Agreement. (a) Upon any dispute, controversy or claim arising out of or relating to this Agreement or the enforcement, breach, termination or validity thereof (“Dispute”), the party raising the Dispute will give written notice to the other parties to the Dispute describing the nature of the Dispute following which the parties to such Dispute shall attempt for a period of ten (10) Business Days from receipt by the parties of notice of such Dispute to resolve such Dispute by negotiation between representatives of the parties hereto who have authority to settle such Dispute. All such negotiations shall be confidential and any statements or offers made therein shall be treated as compromise and settlement negotiations for purposes of any applicable rules of evidence and shall not be admissible as evidence in any subsequent proceeding for any purpose. The statute of limitations applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder, except that no defense based on the running of the statute of limitations will be available based upon the passage of time during any such negotiation. Regardless of the foregoing, a party shall have the right to seek immediate injunctive relief pursuant to Section 7.08(c) below without regard to any such ten (10) Business Day negotiation period. (b) Any Dispute (including the determination of the scope or applicability of this agreement to arbitrate) that is not resolved pursuant to Section 7.08(a) above shall be submitted to final and binding arbitration in Hennepin County, Minnesota, before one neutral and impartial arbitrator, in accordance with the Laws of the State of Delaware for agreements made in and to be performed in that State. The arbitration shall be administered by JAMS, Inc. (“JAMS”) pursuant to its Comprehensive Arbitration Rules and Procedures. One arbitrator shall be appointed by JAMS in accordance with its Comprehensive Arbitration Rules and Procedures, as in effect on the date hereof. The arbitrator shall designate the place and time of the hearing. The hearing shall be scheduled to begin as soon as practicable and no later than sixty (60) days after the appointment of the arbitrator (unless such period is extended by the arbitrator for good cause shown) and shall be conducted as expeditiously as possible. The award, which shall set forth the arbitrator’s findings of fact and conclusions of law, shall be filed with JAMS and mailed to the parties no later than thirty (30) days after the close of the arbitration hearing. The arbitration award shall be final and binding on the parties and not subject to collateral attack. Judgment upon the arbitration award may be entered in any federal or state court having jurisdiction thereof. (c) Notwithstanding the parties’ agreement to submit all Disputes to final and binding arbitration before JAMS, the parties shall have the right to seek and obtain temporary or

32 preliminary injunctive relief in any court having jurisdiction thereof. Such courts shall have authority to, among other things, grant temporary or provisional injunctive relief in order to protect any party’s rights under this Agreement. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies and to direct the parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any party to respect the arbitral tribunal’s orders to that effect. (d) The prevailing party shall be entitled to recover its costs and reasonable attorneys’ fees, and the non-prevailing party shall pay all expenses and fees of JAMS, all costs of the stenographic record, all expenses of witnesses or proofs that may have been produced at the direction of the arbitrator, and the fees, costs, and expenses of the arbitrator. The arbitrator shall allocate such costs and designate the prevailing party or parties for these purposes. Section 7.09. SEVERABILITY. Each provision of this Agreement will be interpreted so as to be effective and valid under applicable Law, but if any provision is held invalid, illegal or unenforceable under applicable Law in any jurisdiction, then such invalidity, illegality or unenforceability will not affect any other provision, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been included herein. Section 7.10. RULES OF CONSTRUCTION. (a) The parties hereto agree that they had the opportunity to be represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. (b) The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Unless explicitly stated otherwise herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. Section 7.11. EQUITABLE REMEDIES. The parties agree that irreparable damage would occur to each party in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any

33 federal or state court located in Hennepin County, Minnesota, this being in addition to any other remedy to which such parties are entitled under this Agreement or otherwise at law or in equity. Section 7.12. TIME OF THE ESSENCE. Time is of the essence with respect to all obligations under this Agreement. Section 7.13. DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. Section 7.14. NO PERSONAL LIABILITY CONFERRED. This Agreement shall not create or permit any personal liability or obligation on the part of any officer, director, partner, employee member or shareholder of the parties hereto. Section 7.15. AMENDMENTS. This Agreement may not be amended without the prior written consent of Two Harbors, Two Harbors LLC and the REIT. [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized officers or representatives, all as of the date first written above. GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation By: /s/ Rebecca B. Sandberg Name: Rebecca B. Sandberg Title: Secretary GRANITE POINT OPERATING COMPANY, LLC, a Delaware limited liability company By: GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, Its Managing Member By: /s/ Rebecca B. Sandberg Name: Rebecca B. Sandberg Title: Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized officers or representatives, all as of the date first written above. TWO HARBORS OPERATING COMPANY LLC, a Delaware limited liability company By: TWO HARBORS INVESTMENT CORP., a Maryland corporation Its Managing Member By: /s/ Thomas Siering Name: Thomas Siering Title: Chief Executive Officer TWO HARBORS INVESTMENT CORP., a Maryland corporation By: /s/ Thomas Siering Name: Thomas Siering Title: Chief Executive Officer